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CUSIP No. 52729 M 10 2


                                                                    Exhibit 99.1

                                 AGREEMENT OF
                              LIRAZ SYSTEMS LTD.,
                       LIRAZ SYSTEMS EXPORT (1990) LTD.,
                         ADVANCED SYSTEMS EUROPE B.V.
                                AND ARIE KILMAN

                           Pursuant to Rule 13d-1(k)

          The undersigned hereby agree that the Statement on Schedule 13D to which this Agreement is annexed as Exhibit 99.1 may be filed by Liraz Systems Ltd. on behalf of each of them in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Dated: November 7, 2000.

                                  LIRAZ SYSTEMS LTD.

                                  By: /s/ Mordecai Gutman
                                     -------------------------------
                                  Printed Name: Mordecai Gutman
                                               ---------------------
                                  Title: Chief Executive Officer
                                        ----------------------------

                                  By: /s/ Yossi Shemesh
                                     -------------------------------
                                  Printed Name: Yossi Shemesh
                                               ---------------------
                                  Title: Chief Financial Officer
                                        ----------------------------


                                  LIRAZ SYSTEMS EXPORT (1990) LTD.

                                  By: /s/ Mordecai Gutman
                                     -------------------------------
                                  Printed Name: Mordecai Gutman
                                               ---------------------
                                  Title: Chief Executive Officer
                                        ----------------------------

                                  By: /s/ Yossi Shemesh
                                     -------------------------------
                                  Printed Name: Yossi Shemesh
                                               ---------------------
                                  Title: Chief Financial Officer
                                        ----------------------------


                                  ADVANCED SYSTEMS EUROPE B.V.

                                  By: /s/ Yoel Amir
                                     -------------------------------
                                  Printed Name: Yoel Amir
                                               ---------------------
                                  Title: Chief Executive Officer
                                        ----------------------------

                                  By: /s/ Yossi Shemesh
                                     -------------------------------
                                  Printed Name: Yossi Shemesh
                                               ---------------------
                                  Title: Chief Financial Officer
                                        ----------------------------


                                  ARIE KILMAN

                                  By: /s/ Arie Kilman
                                     -------------------------------
                                        Arie Kilman
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CUSIP No. 52729 M 10 2

Schedule A to Schedule 13D

Names, offices, nationalities and holdings of Level 8 securities of the directors, executive officers and controlling persons of the Reporting Persons.

LIRAZ SYSTEMS, LTD.                                         Personal Holdings of
         Name            Office             Nationality     Level 8 Securities
Lenny Recanati       Chairman of the Board     Israel       None
                      and Director

Taly Oren            Director                  Israel       None

Yoram Shapira        Director                  Israel       None

Doron Shani          Director                  Israel       None

Benjamin Mandel      Director                  Israel       None

Yaacov Ben Gur       Director                  Israel       None

Mordecai Gutman      Chief Executive Officer   Israel       None

Yossi Shemesh        Chief Financial Officer   Israel       None

Sagit Shahamon       Secretary                 Israel       None


LIRAZ SYSTEMS EXPORT (1990) LTD.                            Personal Holdings of
         Name            Office                Nationality  Level 8 Securities

Arie Kilman          Chairman of the Board     Israel       10,000 shares (1)
                      and Director

Yossi Shemesh        Chief Financial Officer   Israel       None

(1) Not including shares issuable upon exercise of options, as described in Item 5.

ADVANCED SYSTEMS EUROPE B.V.                                Personal Holdings of
         Name            Office                Nationality  Level 8
Securities

Yoel Amir            Chairman of the Board     Israel       None
                      and Director

Yossi Shemesh        Director                  Israel       None


Bill McMurray        Director                  Great        None
                                                Britain